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                        NOTICE OF GUARANTEED DELIVERY
                                     FOR
                        SALTON SEA FUNDING CORPORATION

   This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) of Salton Sea Funding Corporation (the "Company") made pursuant to the Prospectus, dated July 29, 1996 (the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal") if (i) certificates for the Old Securities (as defined below) are not immediately available; (ii) the Old Securities, the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to Chemical Trust Company of California (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus); or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. See "The Exchange Offer-Procedures for Tendering" section in the Prospectus. The term "Old Securities" means the Company's outstanding (i) 7.02% Senior Secured Series D Notes Due May 30, 2000 and (ii) 8.30% Senior Secured Series E, and Bonds Due May 30, 2011. Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Prospectus.
                The Exchange Agent for the Exchange Offer is:

                     CHEMICAL TRUST COMPANY OF CALIFORNIA

                             Facsimile Transmissions:
                                (212) 672-5746

                 To Confirm by Telephone or for Information:
                                (415) 954-9508

                              By Hand Delivery:

                                Chemical Bank
                              Corporate Tellers
                      55 Water St., Rm. 234 North Bldg.
                              New York, NY 10041

                           By Mail/Courier Service:

                             Texas Commerce Bank
                           Corporate Trust Services
                          1201 Main St., 18th Floor
                               Dallas, TX 75202
                            Attention: Frank Ivins
                           Personal & Confidential

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.




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Ladies and Gentlemen:

   The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Securities set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer --Procedures for Tendering" section in the Prospectus and the Letter of Transmittal.

Principal Amount of Old Securities
Tendered $
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Certificate Nos.
(if available)
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Total Principal Amount
 Represented by Old Securities
 Certificate(s)
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If Old Securities will be tendered by book-entry transfer, provide the following information:

DTC Account Number
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Dated:             , 1996


Signature(s)
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Please Print the Following Information:

Name(s) of Registered Holders

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Address

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Area Code and Telephone Number(s)
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                                  GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a firm or entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Securities pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm
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Address
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                                                                      Zip Code

Area Code and
Telephone Number:
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                             Authorized Signature

Name:
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                             Please type or print

Date:
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NOTE: DO NOT SEND CERTIFICATES FOR OLD SECURITIES WITH THIS NOTICE OF
      GUARANTEED DELIVERY. CERTIFICATES FOR OLD SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.